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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                FORM 8-K/A


                            AMENDMENT NO. 1 TO
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                       Date of Report: June 13, 1997
                     (Date of earliest event reported)

                      SHORELINE FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


                 MICHIGAN            0-12216           38-2758932
              (State or other      (Commission        (IRS Employer
              jurisdiction of       File Number)   Identification no.)
              incorporation)

            823 RIVERVIEW DRIVE
          BENTON HARBOR, MICHIGAN                          49022
 (Address of principal executive offices)                (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 927-2251








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
          This amendment is filed pursuant to the provisions of paragraphs
(a)(4) and (b)(2) of Item 7 of Form 8-K.

          Shoreline Financial Corporation ("Shoreline") hereby amends Item 7, Financial Statements, FINANCIAL STATEMENTS OF BUSINESS ACQUIRED, PRO FORMA Financial Information, and Exhibits, of its Current Report on Form 8-K filed June 27, 1997 (the "Form 8-K"), as set forth in the following pages.

          Pursuant to paragraphs (a)(4) and (b)(2) of Item 7 of Form 8-K,
Item 7 of the Form 8-K is hereby amended to file certain of the financial statements and PRO FORMA financial information required to be filed in connection with the Merger reported in Item 2 of the Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements of SJS Bancorp, Inc. are filed as part of this report:

               (i) The Audited Consolidated Financial Statements of SJS Bancorp, Inc. included under the caption "Appendix D" on pages D-1 through D-40, inclusive, of the Definitive Proxy Statement of SJS Bancorp, Inc. filed with the Commission on March 31, 1997, are here incorporated by reference, which include:

                    (A) Report of Independent Auditors of Crowe, Chizek and Company LLP;

                    (B) Consolidated Statements of Financial Condition at June 30, 1996 and 1995;

                    (C) Consolidated Statements of Income for years ended June 30, 1996, 1995, and 1994;

                    (D) Consolidated Statements of Shareholders' Equity for years ended June 30, 1996, 1995, and 1994;

                    (E) Consolidated Statements of Cash Flows for years ended June 30, 1996, 1995, and 1994; and

                    (F)  Notes to Consolidated Financial Statements.

               (ii) The interim financial statements of SJS Bancorp, Inc. included under the caption "Part I - Financial Information" on pages 1 through 9, inclusive, of the SJS Bancorp, Inc. Form 10-QSB filed with the Commission on May 13, 1997, are here incorporated by reference, which include:

                    (A) Consolidated Statements of Financial Condition (Unaudited) at March 31, 1997, and June 30, 1996;

                    (B) Consolidated Statements of Operations (Unaudited) for the three months ended March 31, 1997 and 1996, and the nine months ended March 31, 1997 and 1996;

                    (C) Consolidated Statements of Shareholders' Equity (Unaudited) at March 31, 1997;

                    (D) Consolidated Statements of Cash Flows (Unaudited) for the nine months ended March 31, 1997 and 1996; and

                    (E)  Notes to Consolidated Financial Statements.

          (b) PRO FORMA FINANCIAL INFORMATION. The following PRO FORMA financial statements of Shoreline are filed as part of this report:

               (i) The PRO FORMA condensed combined financial statements of Shoreline as follows:

                    (A) Consolidated Condensed Balance Sheets of Shoreline Financial Corporation at June 30, 1997, filed as part of Shoreline's quarterly report on Form 10-Q for the quarter ended June 30, 1997, already reflects the effect of the transaction. Therefore, no PRO FORMA balance sheet is required;

                    (B) PRO FORMA Condensed Statements of Income for the year ended December 31, 1996, the quarter ended June 30, 1997; and

                    (C) Notes to PRO FORMA Condensed Combined Financial Statements.

          (c) EXHIBIT. The following exhibits are furnished with or incorporated by reference into this Current Report:

          EXHIBIT NO.              DOCUMENT

     2.1 Agreement and Plan of Merger, dated as of November 6, 1996, between Shoreline Financial Corporation, SJS Acquisition Corporation, and SJS Bancorp, Inc. Previously filed as
                         Exhibit 2.1 to the Form 8-K.  Here
                         incorporated by reference.

     23                  Consent of Independent Public Accountants.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 26, 1997                SHORELINE FINANCIAL CORPORATION
                                      (Registrant)


                                   By: /S/DAN L. SMITH
                                         Dan L. Smith
                                         Chairman of the Board, President
                                         and Chief Financial Officer

                        SHORELINE FINANCIAL CORPORATION

                     PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                    (UNAUDITED)

                                                                  PRO FORMA                PRO FORMA
                                  SHORELINE          SJS         ADJUSTMENTS               COMBINED
                                  ---------          ---         -----------               ---------
Interest income                $   54,269,512   $ 11,001,610   $   (928,078)   (b)(c)   $  64,343,044
Interest expense                   25,185,782      6,879,683       (292,200)   (c)         31,773,265
                               --------------   ------------                            -------------
Net interest income                29,083,730      4,121,927                               32,569,779

Provision for Loan Losses             600,000        158,500                                  758,500

Net interest income after
  provision for loan losses        28,483,730      3,963,427                               31,811,279
                               --------------   ------------                            -------------
Other income                        4,156,302        612,229                                4,768,531
Securities gains/(losses)             190,717        (30,444)                                 160,273

Other expense                      19,433,097      4,154,807        716,951   (c)          24,304,855
                               --------------   ------------                            -------------
Income before federal
  income tax expense               13,397,652        390,405                               12,435,228

Federal income tax expense          3,792,223        153,651       (460,000)  (d)           3,485,874
                               --------------   ------------   ------------             -------------
                                                                                                    0

Net income                     $    9,605,429   $    236,754   $   (892,829)            $   8,949,354
                               ==============   ============   ============             =============
*Earnings per share            $         1.74                                           $        1.62
                               ==============                                           =============

*Earnings per share is calculated using weighted average shares outstanding of 5,524,504 for 1996.

                        SHORELINE FINANCIAL CORPORATION

                     PRO FORMA CONDENSED STATEMENT OF INCOME
                   FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997
                                   (UNAUDITED)

                                                                     PRO FORMA                PRO FORMA
                                    SHORELINE           SJS         ADJUSTMENTS               COMBINED
                                    ---------           ---         -----------               ---------
Interest income                     $28,666,680    $  5,224,970   $   (465,907)  (b)(c)    $  33,425,743
Interest expense                     13,658,309       3,213,051       (232,380)  (c)          16,638,980
                                    -----------    ------------                            -------------
Net interest income                  15,008,371       2,011,919                               16,786,763

Provision for loan losses               240,000         109,000                                  349,000

Net interest income after
  provision for loan losses          14,768,371       1,902,919                               16,437,763
                                    -----------    ------------                            -------------

Other income                          2,505,947         212,467                                2,718,414
Securities gains/(losses)               112,903        (127,019)                                 (14,116)

Other expense                        10,094,498       2,742,422        365,711   (c)          13,202,631
                                    -----------    ------------                            -------------
Income (loss) before federal
  income tax expense (benefit)        7,292,723        (754,055)                               5,939,430

Federal income tax expense
  (benefit)                           2,101,000        (234,478)      (204,000)  (d)           1,662,522
                                    -----------    ------------   ------------             -------------
Net income (loss)                   $ 5,191,723    $   (519,577)  $   (395,238)            $   4,276,908
                                    ===========    ============   ============             =============
*Earnings per share                 $      0.88                                            $        0.73
                                    ===========                                            =============

*Earnings per share is calculated using weighted average shares outstanding of 5,894,625 for the period ended June 30, 1997.

                      SHORELINE FINANCIAL CORPORATION

              NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                 (UNAUDITED)

         On June 13, 1997, Shoreline completed the acquisition of all the outstanding stock of SJS Bancorp, Inc. ("SJS"), headquartered in St. Joseph, Michigan for approximately $24.8 million in cash.

         The acquisition is accounted for as a purchase. The pro forma financial statements reflect the purchase accounting adjustments made to record the transaction and the adjustments to the pro forma income statements as if the merger was effective January 1, 1996 and January 1, 1997.

         The balance sheet amounts for SJS are already included in the June 30, 1997 balance sheet for Shoreline and therefore a pro forma condensed balance sheet is not presented.

         The adjustments in the pro forma condensed income statements assume the following:

(a) Estimated purchase accounting adjustments and the payment of the cost of acquisition as follows:

          Cost of acquisition                          $  24,776,000
          Net assets acquired                             14,466,000
                                                       -------------
          Total                                        $  10,310,000

    Fair value adjustments to record increases (decreases) to asset book values and decreases (increases) to liability book values:

          Goodwill                                     $   8,996,000
          Core deposit intangibles                         1,140,000
          Mortgage servicing                                 483,000
          Deferred tax liability                            (309,000)
                                                       -------------
           Total                                       $  10,310,000

    The amortization period for the above listed intangibles are as follows:

          Goodwill                                     20 years
          Core deposit intangibles                     20 years
          Mortgage servicing                           7 years

(b) Effect of $24.7 million investment reduction, net of cash acquired of $4.3 million, at 5.5% interest rate as if merger had occurred January 1, 1996 and January 1, 1997.

(c) Affect of purchase accounting adjustments and amortization of intangibles as if merger had occurred January 1, 1996 and January 1, 1997.

(d) Tax effect of (b) and (c).

                               EXHIBIT INDEX


  EXHIBIT NUMBER                        DOCUMENT

      2.1 Agreement and Plan of Merger, dated as of November 6, 1996, between Shoreline Financial Corporation, SJS Acquisition Corporation, and SJS Bancorp, Inc. Previously filed as Exhibit 2.1 to the Form 8-K. Here incorporated by reference.

      23                 Consent of Independent Public Accountants.